Equity One, Inc. Supplemental Information Package

March 31, 2007

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2007
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheet	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statement of Operations	10
Pro Forma Statement of Operations Adjusted for Discontinued Operations	11-12
Net Operating Income	13
EBITDA and Ratios	14
Funds from Operations	15
Additional Disclosures - Funds from Operations	16

Leasing Data
Top Ten Tenants	17
Recent Leasing Activity	18
Lease Expiration Schedules - All Tenants, Anchors, Shops	19-21

Property Data
Portfolio Breakout by Market	22
Property Status Report	23-32
Recent Acquisitions and Dispositions	33
Active Developments and Redevelopments	34

Debt Schedule Detail
Mortgage Loans	35-37
Unsecured Notes, Lines of Credit, and Total	38

EQUITY ONE, INC
ANALYST COVERAGE
As of March 31, 2007

BB&T Capital Markets	Stephanie M. Krewson	(804) 782-8784
	Rob Whittemore	(804) 782-8796

Bear Stearns	Ross Smotrich	(212) 272-8046
	Amy L. Young, CFA	(212) 272-3523

BMO Capital Markets	Paul Adornato	(212) 885-4170

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Ron She	(703) 312-9683

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Meuller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944
	Bradley Kritzer	(212) 449-1167

Miller Tabak & Co., LLC	Tom Mitchell	(518) 523-3261

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	Ken Avalos	(727) 567-2660

Royal Bank of Canada	Richard Moore	(216) 378-7625
	Hua Wang	(216) 378-7631

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathen Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of March 31, 2007

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2006 and Form 10-Q for the period ended March 31, 2007 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of March 31, 2007
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2007	Mar 31, 2006	Dec 31, 2006
Summary Financial Results
Total revenues*	$63,533	$66,997	$247,021
EBITDA	46,033	48,593	164,332
Property net operating income*	46,051	48,622	176,733
General & administrative expenses (G&A)* - Adjusted (1)	4,765	4,616	18,495

Net income	20,019	22,365	176,955
Net income per diluted share	0.28	0.29	2.38

Funds from operations (FFO)	29,688	33,940	110,311
FFO per diluted share	0.40	0.45	1.48

Total dividends paid per share (2)	0.30	0.30	2.20

Weighted average diluted shares	73,990	75,978	74,324

Summary Operating and Financial Ratios:
Operating shopping center portfolio occupancy (see pp 23-32)	94.1%	94.4%	95.0%

Same-property NOI growth - cash basis (see page 13)	3.4%	2.3%	3.0%

NOI margin (see page 13)	73.5%	72.7%	71.9%

Expense recovery ratio	80.8%	84.1%	78.1%

New and renewal rent spread - cash basis (see page 18)	9.4%	NA (3)	NA (3)

Adjusted G&A expense to total revenues	7.5%	6.9%	7.5%

Debt to market capitalization (see page 7)	37.2%	37.8%	35.0%

EBITDA to interest expense* (see page 14)	2.9	3.3	3.0

EBITDA to fixed charges* (see page 14)	2.5	2.8	2.5

*	The indicated line item includes amounts reported in discontinued operations.
(1)	G&A expense deducting write-offs of pre-acquisition and pre-development costs and management transitions costs
(2)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.
(3)	Prior period data not presented in similar manner.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)

	Mar 31, 2007	Dec 31, 2006	Mar 31, 2006
Assets
Properties
Income producing	$2,050,644	$1,896,843	$1,737,809
Less: accumulated depreciation	(151,286)	(144,825)	(119,522)
Rental property	1,899,358	1,752,018	1,618,287
Construction in progress and land held for development	78,519	113,340	102,784
Property held for sale	20,280	20,353	281,579
Properties, net	1,998,157	1,885,711	2,002,650

Cash and cash equivalents	6,620	-	2,216
Cash held in escrow	1,496	1,547	-
Accounts and other receivables, net	17,925	18,967	19,139
Securities	75,495	75,102	85,336
Goodwill	13,092	13,092	11,982
Other assets (1)	81,153	75,356	76,143

Total	$2,193,938	$2,069,775	$2,197,466

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$416,857	$391,647	$378,922
Mortgage notes payable related to properties held for sale	-	-	54,186
Unsecured revolving credit facilities	162,636	76,500	115,000
Unsecured senior notes payable	591,415	591,187	589,052
Total debt	1,170,908	1,059,334	1,137,160
Unamortized premium/discount on notes payable	11,840	10,322	12,041
Total notes payable	1,182,748	1,069,656	1,149,201

Accounts payable and other liabilities (1)	81,109	73,452	69,440
Total liabilities	1,263,857	1,143,108	1,218,641

Minority interest	989	989	989

Stockholders' equity	929,092	925,678	977,836

Total	$2,193,938	$2,069,775	$2,197,466

(1)	Amounts have been reclassified to conforms to the 2007 presentation.

EQUITY ONE, INC,
MARKET CAPITALIZATION
As of March 31, 2007
(in thousands, except per share data)

	Mar 31, 2007	Dec 31, 2006	Mar 31, 2006

Closing market price of common stock	$26.50	$26.66	$24.56

Common stock shares (in thousands)
Basic common shares	73,070.205	72,755.717	75,360.212
Diluted common shares
Unvested restricted common shares	622.184	381.017	391.214
Walden Woods units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	244.768	346.938	305.327
Diluted common shares	74,030.813	73,577.328	76,150.409

Equity market capitalization	$1,961,817	$1,961,572	$1,870,254

Total debt (excluding unamortized premium/discount)	$1,170,908	$1,059,334	$1,137,160
Cash and equivalents (including cash held in escrow)	(8,116)	(1,547)	(2,216)
Net debt	1,162,792	1,057,787	1,134,944
Equity market capitalization	1,961,817	1,961,572	1,870,254
Total market capitalization	$3,124,609	$3,019,359	$3,005,198

Net debt to total market capitalization	37.2%	35.0%	37.8%

Gross real estate and securities investments	$2,224,764	$2,105,641	$2,222,135

Net debt to gross real estate and securities investments	52.3%	50.2%	51.1%

EQUITY ONE, INC.
DEBT SUMMARY
As of March 31, 2007
(in thousands, except per share data)

	Mar 31, 2007	Dec 31, 2006	Dec 31, 2005

Fixed rate debt	$911,857	$886,647	$816,925
Fixed rate debt - swapped to variable rate	96,415	96,187	95,404
Variable rate debt - unhedged	162,636	76,500	93,165
Total debt*	$1,170,908	$1,059,334	$1,005,494

% Fixed rate debt	77.9%	83.70%	81.2%
% Fixed rate debt - swapped to variable rate	8.2%	9.08%	9.5%
% Variable rate debt - unhedged	13.9%	7.22%	9.3%
Total	100.0%	100.00%	100.0%

% Variable rate debt - total	22.1%	16.30%	18.8%

Secured mortgage debt	$416,857	$391,647	$446,925
Unsecured debt	754,051	667,687	558,569
Total debt*	$1,170,908	$1,059,334	$1,005,494

% Secured mortgage debt	35.6%	36.97%	44.4%
% Unsecured debt	64.4%	63.03%	55.6%
Total	100.0%	100.00%	100.0%

Total market capitalization (from page 7)	$3,124,609	$3,019,359	$2,757,987

% Secured mortgage debt	13.3%	12.98%	16.2%
% Unsecured debt	24.1%	22.13%	20.3%
Total debt : Total market capitalization	37.5%	35.12%	36.4%

Weighted-average interest rate on secured mortgage debt	7.23%	7.26%	7.19%
Weighted-average interest rate on senior unsecured notes**	5.68%	5.67%	5.20%
Weighted-average interest rate on revolving credit facilities	5.63%	5.63%	4.68%

Weighted-average maturity on mortgage debt	5.0 years	5.4 years	5.2 years
Weighted-average maturity on senior unsecured notes	6.7 years	7.2 years	4.6 years

*	excluding unamortized premium/discount
**	excluding the effect of interest rate swaps

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of March 31, 2007
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (1)	Senior notes (2)	Total	Percent of debt maturing

2007	$8,059	$2,864	$-	$-	$10,923	0.9%
2008	11,050	28,474	-	-	39,524	3.4%
2009	10,963	17,926	162,636	200,000	391,525	33.3%
2010	10,199	75,394	-	-	85,593	7.3%
2011	8,763	93,433	-	-	102,196	8.7%
2012	7,587	40,057	-	25,000	72,644	6.2%
2013	6,974	32,646	-	-	39,620	3.4%
2014	6,073	6,509	-	-	12,582	1.1%
2015	4,463	30	-	120,000	124,493	10.6%
2016	4,090	2,601	-	125,000	131,691	11.2%
Thereafter	28,525	10,177	-	125,000	163,702	13.9%
Total	$106,746	$310,111	$162,636	$595,000	$1,174,493	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.

(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended March 31, 2007
(in thousands, except per share data)

	For the three months ended		Percent
	Mar 31, 2007	Mar 31, 2006	Change

Revenue:
Minimum rents	$47,735	$41,874
Expense recoveries	13,368	12,098
Percentage rent	1,260	1,274
Property management and leasing services	837	155
Total revenue	63,200	55,401	14.1%

Expenses:
Property operating	16,668	15,355
Property management and leasing services	746	77
Rental property depreciation and amortization	11,309	9,865
General and administrative	7,765	4,616
Total expenses	36,488	29,913	22.0%

Income before other income and expenses,
minority interest and discontinued operations	26,712	25,488
Other income and expenses:
Interest expense	(15,757)	(13,971)
Amortization of deferred financing fees	(388)	(345)
Investment income	6,207	4,652
Gain on sale of real estate	1,067	314
Gain (loss) on extinguishment of debt	-	(292)
Other income (loss)	182	350
Income before minority interest and discontinued operations	18,023	16,196
Minority interest	(28)	(28)
Income from continuing operations	17,995	16,168	11.3%

Discontinued operations:
Operations of income producing properties sold or held for sale	292	5,705
Gain on disposal of income producing properties	1,732	492
Income from discontinued operations	2,024	6,197

Net income	$20,019	$22,365	-10.5%

Basic earnings per share
Income from continuing operations	$0.24	$0.22
Income from discontinued operations	0.03	0.08
Net income	$0.27	$0.30	-7.8%

Diluted earnings per share
Income from continuing operations	$0.24	$0.21
Income from discontinued operations	0.03	0.08
Net income	$0.27	$0.29	-8.1%

Weighted average shares outstanding
Basic	72,974	75,151
Diluted	73,990	75,978

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2007
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2007
	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144

Revenue:
Minimum rents	$47,735	$254	$217	$37	$47,989
Expense recoveries	13,368	79	43	36	13,447
Percentage rent	1,260	-	-	-	1,260
Property management and leasing services	837	-	-	-	837
Total revenue	63,200	333	260	73	63,533

Expenses:
Property operating	16,668	(23)	55	(78)	16,645
Property management and leasing services	746	-	-	-	746
Rental property depreciation and amortization	11,309	64	-	64	11,373
General and administrative	7,765	-	-	-	7,765
Total expenses	36,488	41	55	(14)	36,529

Income before other income and expenses,
minority interest and discontinued operations	26,712	292	205	87	27,004
Other income and expenses:
Interest expense	(15,757)	-	-	-	(15,757)
Amortization of deferred financing fees	(388)	-	(3)	3	(388)
Investment income	6,207	-	-	-	6,207
Gain on sale of real estate	1,067	-	-	-	1,067
Other income	182	-	-	-	182
Income before minority interest and discontinued operations	18,023	292	202	90	18,315
Minority interest	(28)	-	-	-	(28)
Income from continuing operations
	17,995	292	202	90	18,287
Discontinued operations:
Operations of income producing properties sold or held for sale	292	(292)	(202)	(90)	-
Gain on disposal of income producing properties	1,732	-	-	-	1,732
Income from discontinued operations	2,024	(292)	(202)	(90)	1,732

Net income	$20,019	$-	$-	$-	$20,019

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2007
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2006
	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144

Revenue:
Minimum rents	$41,874	$8,416	$3	$8,413	$50,290
Expense recoveries	12,098	3,164	-	3,164	15,262
Percentage rent	1,274	16	-	16	1,290
Property management and leasing services	155	-	-	-	155
Total revenue	55,401	11,596	3	11,593	66,997

Expenses:
Property operating	15,355	2,788	-	2,788	18,143
Property management and leasing services	77	-	-	-	77
Rental property depreciation and amortization	9,865	2,174	-	2,174	12,039
General and administrative	4,616	-	-	-	4,616
Total expenses	29,913	4,962	-	4,962	34,875

Income before other income and expenses,
minority interest and discontinued operations	25,488	6,634	3	6,631	32,122
Other income and expenses:
Interest expense	(13,971)	(833)	-	(833)	(14,804)
Amortization of deferred financing fees	(345)	(10)	-	(10)	(355)
Investment income	4,652	-	-	-	4,652
Gain on sale of real estate	314	-	-	-	314
Gain (loss) on extinguishment of debt	(292)	-	-	-	(292)
Other income (loss)	350	(86)	-	(86)	264
Income before minority interest and discontinued operations	16,196	5,705	3	5,702	21,901
Minority interest	(28)	-	-	-	(28)

Income from continuing operations	16,168	5,705	3	5,702	21,873

Discontinued operations:
Operations of income producing properties sold or held for sale	5,705	(5,705)	(3)	(5,702)	-
Gain on disposal of income producing properties	492	-	-	-	492
Income from discontinued operations	6,197	(5,705)	(3)	(5,702)	492

Net income	$22,365	$-	$-	$-	$22,365

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended March 31, 2007
(in thousands, except per share data)

				For the
	For the three months ended		Percent	year ended
	Mar 31, 2007	Mar 31, 2006	Change	Dec 31, 2006

Total net operating income (1)
Total rental revenue	$62,696	$66,842	(6.2%)	$245,947
Property operating expenses (2)	16,645	18,220	(8.6%)	69,214
Net operating income	$46,051	$48,622	(5.3%)	$176,733

NOI margin (NOI/total rental revenue)	73.5%	72.7%		71.9%

Same-property NOI (3)
Total rental revenue	$50,375	$48,912	3.0%	$196,792
Property operating expenses	13,886	13,606	2.1%	56,945
Net operating income	$36,489	$35,307	3.4%	$139,847

Growth in same property NOI	3.4%			3.0%

Number of properties included in analysis	140			136
Same property occupancy	94.1%	94.0%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Net of intercompany expenses.
(3)	Excludes the effects of straight-line rent, FAS 141/142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended March 31, 2007
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2007	Mar 31, 2006	Dec 31, 2006

Net income	$20,019	$22,365	$176,955
Rental property depreciation and amortization*	11,373	12,039	44,791
Other depreciation and amortization	200	163	726
Interest expense*	15,757	14,804	55,522
Amortization of deferred financing fees*	388	(314)	1,503
Minority interest*	28	28	206
Gain on disposal of income producing property	(1,732)	(492)	(115,168)
Equity in income of unconsolidated joint ventures	-	-	(203)
EBITDA*	$46,033	$48,593	$164,332

Interest expense*	$15,757	$14,804	$55,522

EBITDA to interest expense*	2.9	3.3	3.0

Fixed charges
Interest expense	$15,757	$14,804	$55,522
Scheduled principal amortization (1)	$2,530	$2,713	$9,568
Total fixed charges	$18,287	$17,517	$65,090

EBITDA to fixed charges*	2.5	2.8	2.5

Total market capitalization (see page 7)	$3,124,609	$3,005,198	$3,019,359
Total market capitalization to total EBITDA multiple*	17.0	15.5	18.4

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended March 31, 2007
(in thousands, except per share data)

			For the
	For the three months ended
	Mar 31, 2007	Mar 31, 2006	Dec 31, 2006

Net income	$20,019	$22,365	$176,955
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,373	12,039	44,791
Gain on disposal of depreciable real estate	(1,732)	(492)	(112,995)
Pro rata share of real estate depreciation from unconsolidated joint venture	-	-	1,354.00
Minority interest	28	28	206
Funds from operations	$29,688	$33,940	$110,311
Change	-12.5%

Earnings per diluted share*	$0.27	$0.29	$2.38
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.16	0.60
Gain on disposal of depreciable real estate	(0.02)	-	(1.52)
Pro rata share of real estate depreciation from unconsolidated joint venture	-	-	0.02
Funds from operations per diluted share	$0.40	$0.45	$1.48
Change	-11.5%

Weighted average diluted shares	73,990	75,978	74,324

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES - FUNDS FROM OPERATIONS
For the quarter ended March 31, 2007
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2007	Mar 31, 2006	Dec 31, 2006

Funds from operations	$29,688	$33,940	$110,311
Adjust for certain non-cash items:
Amortization of deferred financing fees	388	355	1,503
Amortization of above/below market rent intangibles	(933)	(523)	(2,612)
Amortization of restricted stock and stock option expense	2,409	1,387	6,125
Straight line rents	(454)	(621)	(4,066)
Capitalized interest	(1,115)	(1,076)	(5,820)
Amortization of debt premium/discount	(456)	(2,886)	(5,864)
Total non-cash items	(161)	(3,364)	(10,734)

Adjust for recurring capital expenditures:
Tenant improvements	(824)	(711)	(3,748)
Leasing commissions and costs	(1,283)	(1,077)	(3,713)
Other capital expenditures	(504)	(426)	(2,234)
Total recurring capital expenditures	(2,611)	(2,214)	(9,695)

Funds available for distribution before debt payments	$26,916	$28,362	$89,882

Funds available for distribution per diluted share	$0.36	$0.37	$1.21
Decrease	-2.5%

Cash dividends (1)	$22,136	$22,753	$162,704

Weighted average diluted shares	73,990	75,978	74,324

(1)	Dividend amount includes a $1.00 special dividend paid on June 30, 2006.

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2007

Tenant	Number Of stores	Square feet	% of total Square feet	Annualized Minimum rent	% of total Annualized Minimum rent	Average annual Minimum rent per square foot

Top ten tenants
Publix	55	2,455,772	13.7%	$19,153,595	10.3%	$7.80
Supervalu	7	458,273	2.6%	8,302,236	4.5%	18.12
Kroger	14	809,689	4.5%	6,551,754	3.5%	8.09
Winn Dixie	14	672,537	3.8%	4,201,169	2.3%	6.25
Bed Bath & Beyond	10	321,490	1.8%	3,620,833	2.0%	11.26
TJ Maxx Companies	10	310,658	1.7%	2,747,296	1.5%	8.84
Blockbuster	25	140,924	0.8%	2,368,895	1.3%	16.81
Office Depot, Inc	8	214,856	1.2%	2,371,753	1.3%	11.04
CVS Pharmacy	17	180,309	1.0%	2,335,656	1.3%	12.95
Kmart Corporation	5	439,558	2.5%	1,939,705	0.9%	4.41

Sub-total top ten tenants	165	6,004,066	33.5%	53,592,892	28.9%	$8.93

Remaining tenants	2,809	10,839,382	60.6%	131,801,884	71.1%	12.16

Sub-total all tenants	2,974	16,843,448	94.1%	185,394,776	100.0%	$11.14

Vacant	315	1,056,403	5.9%	NA	NA	NA

Total including vacant	3,289	17,899,851	100.0%	$185,394,776	100.0%	NA

Note: Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended March 31, 2007

Category	Total Leases	Sq. Ft.	Prior Cash Rent	New Cash Rent	Cash Rent Spread	Prior GAAP Rent	New GAAP Rent	GAAP Rent Spread	Tenant Improvements	TIs Per Sq. Ft.
New Leases (1)	50	150,605	$12.10	$13.34	10.3%	$11.49	$14.11	22.8%	$437,872	$2.91
Renewals	130	452,913	$11.94	$13.01	9.4%	$11.76	$13.39	16.0%	-	$0.00
Total New & Renewals	180	603,518	$11.90	$13.03	9.4%	$11.65	$13.51	16.0%	$437,872	$0.73

Renewals (Excl. Options)	97	175,839	$15.06	$16.55	9.9%	$14.70	$17.25	17.4%	-	$0.00
Total New & Renewals (Excl. Options)	147	326,444	$13.69	$15.07	10.0%	$13.22	$15.80	19.6%	$437,872	$1.34

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2007

ALL TENANTS

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	99	187,279	1.0%	$2,576,784	1.3%	$13.76
2007	519	1,534,072	8.6%	18,668,841	9.6%	12.17
2008	592	1,702,581	9.5%	22,843,842	11.8%	13.42
2009	597	2,194,558	12.3%	26,296,074	13.6%	11.98
2010	438	1,919,741	10.7%	22,041,427	11.4%	11.48
2011	358	2,095,474	11.7%	23,750,262	12.3%	11.33
2012	107	1,221,190	6.8%	11,408,866	5.9%	9.34
2013	39	714,605	4.0%	7,191,716	3.7%	10.06
2014	37	764,558	4.3%	6,198,236	3.2%	8.11
2015	32	435,332	2.4%	4,931,703	2.5%	11.33
2016	36	965,852	5.4%	14,092,243	7.3%	14.59
Thereafter	120	3,108,206	17.3%	33,812,497	17.4%	10.88

Sub-total / average	2,974	16,843,448	94.1%	193,812,491	100.0%	$11.51

Vacant	315	1,056,403	5.9%	NA	NA	NA

Total / average	3,289	17,899,851	100.0%	$193,812,491	100.0%	NA

Note:    Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2007

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	16,000	0.1%	$83,680	0.1%	$0.00
2007	21	524,801	4.5%	3,443,442	3.7%	6.56
2008	22	541,663	4.6%	3,681,582	4.0%	6.80
2009	38	1,073,251	9.2%	6,778,092	7.3%	6.32
2010	39	1,013,488	8.7%	6,237,595	6.8%	6.15
2011	43	1,324,384	11.3%	9,184,579	10.0%	6.93
2012	28	1,002,126	8.6%	7,014,210	7.6%	7.00
2013	15	637,187	5.5%	5,495,425	6.0%	8.62
2014	16	693,616	5.9%	4,788,447	5.2%	6.90
2015	12	368,938	3.2%	3,422,332	3.7%	9.28
2016	18	900,695	7.7%	12,623,659	13.7%	14.02
Thereafter	70	2,869,331	24.7%	29,508,550	32.0%	10.28

Sub-total / average	323	10,965,480	93.9%	92,261,593	100.0%	$8.41

Vacant	22	706,704	6.1%	NA	NA	NA

Total / average	345	11,672,184	100.0%	$92,261,593	100.0%	NA

Note:    Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2007

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	98	171,279	2.8%	$2,493,104	2.5%	$14.56
2007	498	1,009,271	16.2%	15,225,399	15.0%	15.09
2008	570	1,160,918	18.6%	19,162,260	18.9%	16.51
2009	559	1,121,307	18.0%	19,517,982	19.2%	17.41
2010	399	906,253	14.6%	15,803,832	15.6%	17.44
2011	315	771,090	12.3%	14,565,683	14.3%	18.89
2012	79	219,064	3.5%	4,394,656	4.3%	20.06
2013	24	77,418	1.2%	1,696,291	1.7%	21.91
2014	21	70,942	1.1%	1,409,789	1.4%	19.87
2015	20	66,394	1.1%	1,509,371	1.5%	22.73
2016	18	65,157	0.9%	1,468,584	1.4%	22.54
Thereafter	50	238,875	3.8%	4,303,947	4.2%	18.02

Sub-total / average	2,651	5,877,968	94.4%	101,550,898	100.0%	$17.28

Vacant	293	349,699	5.6%	NA	NA	NA

Total / average	2,944	6,227,667	100.0%	$101,550,898	100.0%	NA

Note: Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of March 31, 2007

Metro or Region	Count	Total SF	AMR	% of AMR
Broward County, FL	12	1,840,441	$23,913,302	12.9%
Miami Dade County, FL	14	1,615,567	20,923,547	11.3%
Palm Beach County, FL	11	1,183,237	14,854,285	8.0%
South Florida	37	4,639,245	59,691,134	32.2%
Atlanta, GA	21	2,262,242	25,632,539	13.8%
Orlando, FL	9	1,128,994	13,363,089	7.2%
Tampa- St. Petersburg, FL	13	1,169,486	11,065,784	6.0%
Naples/Cape Coral/Venice, FL	8	903,723	9,074,374	4.9%
Jacksonville, FL	8	923,346	8,803,835	4.7%
Boston, MA	6	399,154	8,600,246	4.6%
Florida Treasure/Northeast Coast	8	708,704	7,319,266	3.9%
Columbia, SC	2	414,466	4,499,494	2.4%
Lafayette, LA	5	714,691	3,663,322	2.0%
New Orleans, LA	4	458,125	3,443,946	1.9%
Baton Rouge, LA	3	349,146	2,888,622	1.6%
Raleigh Durham, NC	3	335,084	2,782,714	1.5%
Florida Panhandle	4	355,994	2,321,029	1.3%
Greenville, SC	2	166,832	2,195,461	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,093,879	1.1%
Hartford, CT	1	210,588	1,847,113	1.0%
Other	26	2,593,392	16,108,929	8.7%

Total	161	17,899,851	$185,394,776	100.0%

Note: Excludes developments, redevelopments, and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2007

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix (6/1/2017)	Rite Aid	$ 9.76

West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000	Winn-Dixie (7/19/2015)	Rite Aid	7.22

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	95.9%	17	5	81,912			$ 8.49

CONNECTICUT (1)

Brookside Plaza	Enfield	1985	210,588	90.1%	25	3	59,648	Shaw's (8/31/2010)	Bed Bath & Beyond, Walgreens, Staples, Old Country Buffet	9.73

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	90.1%	25	3	59,648			$ 9.73

FLORIDA (88)

Orlando/Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	100.0%	30	0	54,230	Publix (11/30/2007)	Blockbuster	$ 13.42

Alafaya Village	Orlando	1986	39,477	75.7%	13	2		Super Saver (Shadow - dark)		16.87

Conway Crossing	Orlando	2002	76,321	98.2%	17	1	44,271	Publix (4/30/2022)		12.09

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512	Publix (11/1/2017)		11.70

Hunters Creek	Orlando	1998	68,204	100.0%	10	0			Office Depot, Lifestyle Fitness	13.37

Kirkman Shoppes	Orlando	1973	88,820	93.9%	30	1			Party Depot	17.42

Lake Mary	Orlando	1988 / 2001	342,384	97.4%	67	18	63,139	Albertsons (6/30/2012)	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.75

Park Promenade	Orlando	1987 / 2000	128,848	96.3%	24	2			Beauty Depot, Orange County Library, Blockbuster, Goodwill	10.40

Town & Country	Kissimmee	1993	72,043	100.0%	14	0	52,883	Albertsons* (10/31/2018)		8.68

Unigold	Winter Park	1987	117,527	99.2%	24	1	52,500	Winn-Dixie (4/30/2012)	Blockbuster, Lifestyle Family Fitness	11.36

Jacksonville/North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	98.4%	24	1	39,795	Publix (10/31/2008)	JoAnn Fabrics, Dollar Tree	11.08

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2			Big Lots, Goodwill, Bealls Outlet	8.14

Commonwealth	Jacksonville	1984 / 1998	81,467	98.4%	15	1	48,997	Winn-Dixie/Save Rite (2/28/2018)		8.42

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Forest Village	Tallahassee	2000	71,526	83.3%	12	5	37,866	Publix (4/30/2020)		$ 10.37

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500	Winn-Dixie (5/31/2015)	Citi Trends	7.36

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999	Publix (2/10/2013)	Memorial Health Group, Blockbuster	12.32

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077	Publix (9/30/2014)	Movie Gallery	9.70

Monument Point	Jacksonville	1985 / 1997	75,128	92.4%	10	2	46,772	Winn-Dixie (3/27/2010)	CVS Pharmacy	6.57

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	1	39,795	Publix (3/11/2010)	Beall's	7.30

Parkmore Plaza	Milton	1986	159,093	99.4%	12	1			Bealls, Big Lots	4.88

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848	FoodWorld (12/31/2009)		4.61

South Beach	Jacksonville Beach	1990, 1991	289,964	96.4%	45	5			Home Depot, Bed Bath & Beyond, Stein Mart, Bealls	11.40

Miami-Dade/Broward/Palm Beach (37)

Bird Ludlum	Miami	1988 / 1998	192,282	98.8%	42	1	44,400	Winn-Dixie (12/31/2007)	CVS Pharmacy, Blockbuster, Goodwill	15.65

Boca Village	Boca Raton	1978	93,428	94.8%	19	2	36,000	Publix (3/31/2012)	CVS Pharmacy	15.53

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	98.5%	28	1	37,664	Publix (8/31/2008)	CVS Pharmacy, Hollywood Video	11.63

Bluffs Square	Jupiter	1986	132,395	95.7%	46	1	39,795	Publix (10/22/2011)	Walgreens	13.65

Concord Shopping Plaza	Miami	1962/1992,1993	298,986	100.0%	24	0	119,343	Winn Dixie 9/30/2009	Home Depot, Big Lots	9.87

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1			Office Depot, My Pharmacy, ABC Fine Wine and Spirits	19.39

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	98.4%	44	2	39,795	Publix (12/4/2010)	CVS Pharmacy, Stein Mart	13.24

Crossroads Square	Pembroke Pines	1973	92,257	95.2%	24	3			CVS Pharmacy	14.58

CVS Plaza	Miami	2004	29,204	100.0%	8	0			CVS Pharmacy	16.71

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0			Jumbo Buffet	20.00

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0				22.41

Greenwood	Palm Springs	1982, 1994	132,325	94.8%	34	3	50,032	Publix (12/5/2014)	Bealls Outlet, World Savings Bank	12.41

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1		Albertsons (Shadow)		$ 20.44

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323	Publix (9/13/2015)		13.29

Lantana Village	Lantana	1976 / 1999	181,780	99.6%	25	1	39,473	Winn-Dixie (2/15/2011)	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.39

Meadows	Miami	1997	75,524	100.0%	20	0	47,955	Publix (7/9/2017)		13.24

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400	Publix (11/30/2020)	Stein M Goods, CVS, Basset Furnitureart, TJ Maxx/Home	14.22

Oaktree Plaza	North Palm Beach	1985	24,145	88.5%	17	2				13.49

Pine Island	Davie	1983 / 1999	254,907	99.3%	44	1	39,943	Publix (11/30/2013)	Home Depot Expo, Staples	11.04

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.1%	34	1	17,441	Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture, Blockbuster	14.36

Plaza Alegre	Miami	2003	91,611	100.0%	22	0	44,271	Publix (3/14/2023)	Goodwill, Blockbuster	15.14

Point Royale	Miami	1970 / 2000	216,760	95.4%	25	1	45,350	Winn-Dixie (2/18/2011)	Best Buy, CVS Pharmacy* (Anna's Linens)	6.79

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0			Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	17.58

Ridge Plaza	Davie	1984 / 1999	155,204	92.8%	27	2			AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	10.23

Riverside Square	Coral Springs	1987	107,941	91.9%	31	4	39,795	Publix (2/18/2007)	Tuesday Morning	13.42

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464	Publix (12/15/2009)	Walgreens, Blockbuster	11.61

Sheridan	Hollywood	1973 / 1991	455,843	98.4%	64	2	65,537	Publix (10/9/2011)	CVS, Ross, Bed Bath & Beyond, Office Depot, AMC, LA Fitness	14.44

Shoppes at Quail Roost	Miami	2005	73,550	92.0%	17	3	44,840	Publix		15.04

Shoppes of Andros Isles	West Palm Beach	2000	79,420	100.0%	17	0	51,420	Publix (2/29/2020)		12.68

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420	Publix (4/30/2019)		13.11

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813	Publix (6/14/2015)	Blockbuster	17.21

Shops at Skylake	North Miami Beach	1999/2005/2006	284,943	99.6%	49	1	51,420	Publix (7/31/2019)	TJMaxx, L.A. Fitness, Goodwill	16.10

Tamarac Town Square	Tamarac	1987	127,635	95.7%	36	4	37,764	Publix (12/15/2014)	Dollar Tree	11.43

Waterstone	Homestead	2005	82,531	100.0%	13	0	45,600	Publix (7/31/2025)	Walgreens	15.11

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216	Winn-Dixie (10/31/2016)	Navarro Pharmacy	$ 11.65

Westport Plaza	Davie	2002	49,980	93.9%	7	1	27,887	Publix (11/30/2022)	Blockbuster	16.23

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124	Publix (11/30/2016)	Walgreens	15.70

Florida Treasure/Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	100.0%	18	0	59,448	Albertsons (4/30/2025)		9.64

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112	Publix (9/30/2012)	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.44

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0			Wal-Mart* (Bealls Outlet)	8.57

Ryanwood	Vero Beach	1987	114,925	98.5%	31	1	39,795	Publix (3/23/2017)	Bealls Outlet, Books-A-Million	10.50

Salerno Village	Stuart	1987	79,903	100.0%	20	0	45,802	Winn-Dixie (3/23/2024)	CVS Pharmacy	10.70

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	12	0				21.96

South Point Center	Vero Beach	2003	64,790	98.4%	15	1	44,840	Publix (11/30/2023)		15.68

Treasure Coast	Vero Beach	1983	133,781	97.5%	22	2	59,450	Publix (7/31/2026)	TJ Maxx, Cato	7.63

Tampa-St. Petersburg/Venice/Cape Coral/Naples (21)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	96.6%	21	3	52,610	Publix (11/30/2021)	Bealls Outlet, West Marine	10.08

Carrollwood	Tampa	1970 / 2002	94,203	80.0%	29	6	27,887	Publix (11/30/2022)		12.97

Charlotte Square	Port Charlotte	1980	96,188	97.3%	22	2			American Signature Furniture, Seafood Buffet	8.38

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890	Publix (5/27/2012)	CVS Pharmacy	11.59

Dolphin Village	St. Pete Beach	1967 / 1990	138,129	91.3%	38	8	33,238	Publix (11/07/2013)	Dollar Tree, CVS	10.28

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295	Sweet Bay (6/30/2019)		10.00

Lutz Lake	Lutz	2002	64,985	98.3%	14	1	44,270	Publix (5/31/2022)		13.99

Marco Town Center	Marco Island	2001	109,830	98.2%	40	2	27,887	Publix (1/31/2018)	West Marine	17.14

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	0	48,315	Kash n' Karry (8/15/2020)		9.26

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	0	60,667	Publix (10/31/2022)		11.94

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Pavilion	Naples	1982	167,745	92.5%	36	5	50,795	Publix (2/28/2013)	Pavillion 6 Theatre, Anthony's	$ 14.46

Regency Crossing	Port Richey	1986 / 2001	85,864	86.2%	16	9	44,270	Publix (2/28/2021)		10.42

Ross Plaza	Tampa	1984 / 1996	85,359	79.6%	15	5			Ross Dress for Less	11.55

Seven Hills	Spring Hill	1991	72,590	95.6%	16	1	48,890	Publix (9/25/2011)		10.68

Shoppes of North Port	North Port	1991	84,705	98.6%	20	1	48,890	Publix (12/11/2011)	Bealls Outlet	10.23

Skipper Palms	Tampa	1984	86,355	93.6%	15	2	53,440	Winn-Dixie (5/31/2016)		9.66

Summerlin Square	Fort Myers	1986 / 1998	109,156	87.6%	19	10	45,500	Winn-Dixie (6/4/2011)	West Marine	11.29

Sunpoint Shopping Center	Ruskin	1984	132,374	77.1%	23	1				9.42

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	89.0%	14	1	42,582	Sweet Bay (9/30/2018)	TJ Maxx/Home Goods, Blockbuster	5.81

Venice Shopping Center	Venice	1968 / 2000	111,934	96.1%	13	2	44,271	Publix (12/31/2026)	Beall's Outlet, Dollar Tree, Wachovia Bank	5.53

Walden Woods	Plant City	1985 / 1998, 2003	75,874	89.7%	13	1			Dollar Tree, Aaron Rents, Dollar General	7.16

TOTAL SHOPPING CENTERS FLORIDA (88)			9,829,492	96.2%	1,933	156	3,049,813			$ 11.82

GEORGIA (26)

Atlanta (21)

BridgeMill	Canton	2000	89,102	92.6%	26	5	37,888	Publix (1/31/2020)		$ 15.15

Buckhead Station	Atlanta	1996	233,930	92.3%	16	3			Bed Bath & Beyond, TJ Maxx, Old Navy, Toys R Us	19.23

Butler Creek	Acworth	1990	95,597	98.5%	19	1	59,997	Kroger (6/30/2018)		11.11

Chastain Square	Atlanta	1981 / 2001	91,637	96.9%	25	2	37,366	Publix (5/31/2024)		16.95

Commerce Crossing	Commerce	1988	100,668	59.5%	7	4	32,000	Ingles (9/26/2009)	Fred's Store	4.69

Douglas Commons	Douglasville	1988	97,027	97.6%	15	1	59,431	Kroger (8/31/2013)		10.25

Fairview Oaks	Ellenwood	1997	77,052	97.2%	13	1	54,498	Kroger (9/30/2016)	Blockbuster	11.43

Grassland Crossing	Alpharetta	1996	90,906	98.6%	13	1	70,086	Kroger (6/30/2016)		11.76

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Hairston Center	Decatur	2000	13,000	46.2%	4	5				$ 14.77

Hamilton Ridge	Buford	2002	89,496	87.6%	16	4	54,166	Kroger (11/30/2022)		12.67

Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419	Kroger (8/31/2017)		10.44

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999	Publix (12/29/2012)		9.86

Market Place	Norcross	1976	77,706	82.2%	18	5			Peachtree Cinema	11.89

Paulding Commons	Dallas	1991	192,391	96.4%	26	4	49,700	Kroger (2/28/2011)	Kmart	7.95

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	0	55,520	Kroger (5/31/2010)	Cost Plus Store, Binders Art Supplies	16.13

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	94.3%	22	2			Micro Center	10.42

Presidential Markets	Snellville	1993-2000	396,408	95.2%	32	3	56,146	Publix (12/31/2019)	Bed Bath & Beyond, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.25

Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340	Publix (1/31/2023)		13.87

Wesley Chapel	Decatur	1989	170,792	36.6%	15	11	32,000	Ingles* (9/25/2009)	CVS Pharmacy	7.64

West Towne Square	Rome	1988	89,596	81.0%	11	7			Big Lots	5.31

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0				18.60

Central/South Georgia (5)

Daniel Village	Augusta	1956 / 1997	171,932	95.0%	35	4	45,971	Bi-Lo (3/25/2022)	Eckerd, St. Joseph Home Health Care	8.28

Spalding Village	Griffin	1989	235,318	69.9%	24	4	59,431	Kroger (5/31/2014)	JC Penney*, Blockbuster, Fred's Store	7.93

Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960	Harris Teeter* (Omni Fitness) (4/1/2011)		9.65

Colony Square	Fitzgerald	1987	50,000	92.8%	4	2	32,200	Food Lion* (Harvey's) (12/31/2007)		5.83

McAlpin Square	Savannah	1979	176,807	90.3%	22	5	43,600	Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear	7.33

TOTAL SHOPPING CENTERS GEORGIA (26)			3,130,023	88.2%	482	78	986,718			$ 11.15

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	84.1%	24	2			Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	$ 9.69

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	91.8%	20	3			Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	9.80

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Bluebonnet Village	Baton Rouge	1983	101,623	84.1%	22	2	33,387	Matherne's (11/30/2010)		$ 9.86

Boulevard	Lafayette	1976, 1994	68,012	100.0%	14	0			Piccadilly, Harbor Freight Tools, Golfballs.com	7.56

Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	0	33,387	Winn-Dixie (1/31/2008)	Dollar General	6.17

Crossing	Slidell	1988, 1993	114,806	92.5%	12	4	58,432	Save A Center (9/29/2009)	A-1 Home Appliance, Piccadilly	5.48

Elmwood Oaks	Harahan	1989	133,995	96.5%	10	1			Academy Sports, Dollar Tree, Home Décor	9.45

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0			Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	50.4%	5	3	28,092	Super 1 Store (6/30/2010)	Fred's	4.12

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	100.0%	9	0			Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	6.97

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0			Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.85

Tarpon Heights	Galliano	1982	56,605	96.5%	8	1			CVS Pharmacy, Stage, Dollar General	4.96

Village at Northshore	Slidell	1988	144,638	100.0%	14	0			Marshalls, Dollar Tree, Kirschman's*, Bed Bath & Beyond, Office Depot	8.59

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0			Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	92.2%	170	16	153,298			$ 7.96

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108	Star Market (1/2/2016)		$ 26.89

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356	Shaw's (1/1/2016)		24.04

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726	Shaw's (1/1/2016)		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741	Star Market (1/2/2016)		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907	Whole Foods (1/1/2016)		21.00

Webster Plaza	Webster	1963 / 1998	201,425	97.0%	13	2	55,900	Shaw's (2/28/2023)	K Mart, Family Dollar, Dollar Tree	7.88

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	100.0%	12	0	54,928	Shaw's (1/2/2016)		23.68

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,579	99.0%	30	2	433,666			$ 17.06

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	0			Big Lots, Buffalo Wild Wings Gill & Bar	$ 6.81

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	0	0			$ 6.81

NORTH CAROLINA (10)

Centre Pointe Plaza	Smithfield	1989	163,642	94.8%	21	3			Belk's, Goody's, Dollar Tree, Aaron Rents	$ 5.95

Galleria	Wrightsville Beach	1986, 1990	92,114	93.5%	32	4	28,000	Harris Teeter (4/5/2011)	Eckerd	10.02

Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052	Food Lion (12/14/2010)		10.34

Plaza North	Hendersonville	1986	47,240	84.8%	7	3			CVS Pharmacy, Fred's	6.50

Providence Square	Charlotte	1973	85,930	88.6%	17	8	35,702	Harris Teeter*	Eckerd	7.98

Riverview Shopping Center	Durham	1973 / 1995	128,498	89.6%	10	6	53,538	Kroger (12/31/2014)	Upchurch Drugs, Blockbuster, Riverview Galleries	7.16

Salisbury Marketplace	Salisbury	1987	79,732	92.0%	17	3	31,762	Food Lion (2/11/2023)		10.48

Shelby Plaza	Shelby	1972	103,200	98.1%	8	1			Big Lots, Aaron Rents, Burke's Outlet, Tractor Supply Company	4.15

Thomasville Commons	Thomasville	1991	148,754	95.2%	10	3	32,000	Ingles (9/29/2012)	Kmart, CVS Pharmacy	5.71

Willowdaile Shopping Center	Durham	1986	120,984	85.2%	20	6	53,368	Harris Teeter (5/14/2009)	Hall of Fitness	10.40

TOTAL SHOPPING CENTERS NORTH CAROLINA (10)			1,055,696	92.6%	159	37	272,422			$ 7.61

SOUTH CAROLINA (9)

Belfair Towne Village	Bluffton	2000-2003/ 2006	166,639	96.2%	30	4	55,696	Kroger (10/31/2019)	Steinmart	$ 13.06

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200	Bi-Lo (9/30/2010)		3.62

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0			Sweet Union Furniture	2.07

Milestone Plaza	Greenville	1995	98,777	100.0%	12	0	61,695	Bi-Lo (3/31/30		15.14

North Village Center	North Myrtle Beach	1984	60,356	98.4%	12	1	24,806	Bi-Lo (5/31/2009)	Dollar General, Gold's Gym	8.69

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943	Kroger (8/31/2017)	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.30

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

Spring Valley	Columbia	1978 / 1997	75,415	96.8%	16	2	45,070	Bi-Lo (12/31/2017)		$ 9.21

Windy Hill	North Myrtle Beach	1968 / 1988/ 2006	68,465	100.0%	5	0			Rose's Store, Family Dollar Store	6.16

Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955	Publix (8/6/2015)	Blockbuster	10.28

TOTAL SHOPPING CENTERS SOUTH CAROLINA (9)			983,205	93.7%	115	10	322,365			$ 10.73

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	100.0%	12	0	59,214	Kroger (2/29/2012)		8.41

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	100.0%	12	0	59,214			$ 8.41

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	76.9%	11	6			Blockbuster	7.48

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	76.9%	11	6	0			$ 7.48

VIRGINA (1)

Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000	Ingles (9/25/2010)	Wal-Mart	5.84

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.8%	12	2	32,000			$ 5.84

TOTAL CORE SHOPPING CENTER PORTFOLIO (161)			17,899,851	94.1%	2,974	315	5,451,056			$ 11.14

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	38.0%	1	8

Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	21	0

Commonwealth II	Jacksonville, FL	1984	53,598	0.0%	0	1

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.3%	96	2

Mandarin Mini-Storage	Jacksonville, FL	1982	52,880	90.6%	489	51

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	0	1

TOTAL OTHER PROPERTIES (6)			437,408	58.2%	607	63

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (167)			18,337,259	93.2%	3,581	378

							Supermarket anchor			Average base
		Year	Total		number			name		rent per
		built /	sq. ft.	Percent	of tenants		owned	expiration	Other anchor	leased
Property	City	renovated	owned	Leased	leased	vacant	sq. ft.	date	tenants	SF

DEVELOPMENTS, REDEVELOPMENTS & LAND (12)

Developments (5)	Various - See Schedule on Page 34

Redevelopments (4)	Various - See Schedule on Page 34. Count excludes outparcel project at Mariners Crossing.

Land Held for Development (3)	Various

GRAND TOTAL - 179 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of March 31, 2007
(in thousands, except square foot data)

2007 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet	Purchase Price
January 9, 2007	Concord Shopping Plaza	Miami	FL	298,986	$48,000
February 7, 2007	Shelby Plaza land	Shelby	NC	NA	505
February 15, 2007	Alafaya Commons outparcel	Orlando	FL	3,200	2,146
March 9, 2007	Buckhead Station	Atlanta	GA	233,930	68,000

Total					$118,651

2007 Disposition Activity

Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain on Sale
January 11, 2007	Pinhook Plaza Office Building	Lafayette	LA	4,406	$350	$266
March 14, 2007	Eustis Square Shopping Center	Eustis	FL	126,791	7,100	1,466

Sale of income producing property					7,450	1,732

March 22, 2007	Venice Plaza Outparcel	Venice	FL	N/A	1,500	1,067

Sale of real estate					1,500	1,067

Total					$8,950	$2,799

Properties Held for Sale as of March 31, 2007

	Property Name	City	State
	Winchester Plaza	Huntsville	AL
	Sunlake land parcel*	Tampa	FL

*	Indicates a portion of this property is held for sale.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2007
(in thousands, except square footage data)

Project	Location	Sq. Ft.	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 3/31/2007	Balance to Complete (Gross Cost)

Developments

Winchester Plaza (3)	Huntsville, AL	75,700	Publix	2Q07	$11,513	$10,087	$11,406	$107
Westridge	McDonough, GA (Atlanta)	66,297	Publix	3Q07	8,800	7,193	7,638	1,162
Shops at Hampton Oaks	South Fulton, GA (Atlanta)	18,200	CVS (not owned)	3Q08	7,663	4,263	2,633	5,029
Sunlake (4) (5)	Tampa, FL	110,000	Publix	4Q08	37,604	23,523	16,211	21,393
River Green	Canton, GA (Atlanta)	59,997	CVS (not owned)	2009/2010	10,803	8,811	2,905	7,897
Subtotal		330,194			$76,382	$53,877	$40,794	$35,588

Redevelopments/Expansions/Out parcels

Stanley Market Place	Stanley, NC	41,228	Food Lion	3Q07	$6,356	$5,979	$4,213	$2,143
Chapel Trail	Pembroke Pines, FL	51,703	LA Fitness	4Q07	11,647	11,647	8,787	2,860
Chestnut Square	Brevard, NC	14,550	Walgreen's	1Q08	4,866	4,716	1,983	2,883
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	NA (outparcel)	2Q08	1,494	1,494	330	1,164
Mandarin Landing	Jacksonville, FL	54,500	Whole Foods	4Q08	8,058	8,058	2,251	5,807
Subtotal		168,281			$32,421	$31,894	$17,563	$14,857

Total Development Activity		498,475			$108,803	$85,770	$58,357	$50,446

(1)	Includes actual/allocated cost of land.
(2)	After sales of outparcels/land and after construction cost reimbursements.
(3)	Indicates this property is classified as held for sale as of March 31, 2007.
(4)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return. It also receives 60% of residual cash flow.
(5)	Indicates a portion of this property is classified as held for sale as of March 31, 2007.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2007 balance	Dec 31, 2006 balance	Percent of total indebtedness at Mar 31, 2007

Mortgage debt
Rosemeade	12/01/07	8.295%	$2,925	$2,947	0.25%
Mariners Crossing	03/01/08	7.080%	3,214	3,224	0.27%
Commonwealth	03/15/08	7.000%	2,339	2,374	0.20%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,667	23,781	2.00%
North Port Shopping Center	02/08/09	6.650%	3,759	3,788	0.32%
Prosperity Centre	03/01/09	7.875%	5,081	5,193	0.43%
Ibis Shopping Center	09/01/09	6.730%	5,241	5,294	0.44%
Tamarac Town Square	10/01/09	9.190%	5,895	5,927	0.50%
Park Promenade	02/01/10	8.100%	6,079	6,100	0.51%
Skipper Palms	03/01/10	8.625%	3,445	3,456	0.29%
Jonathan's Landing	05/01/10	8.050%	2,783	2,793	0.24%
Bluff's Square	06/01/10	8.740%	9,786	9,815	0.83%
Kirkman Shoppes	06/01/10	8.740%	9,241	9,268	0.78%
Ross Plaza	06/01/10	8.740%	6,439	6,464	0.54%
Shoppes of Andros Isle	06/10/10	7.900%	6,380	6,419	0.54%
Boynton Plaza	07/01/10	8.030%	7,235	7,259	0.61%
Pointe Royale	07/15/10	7.950%	3,648	3,724	0.31%
Shops at Skylake	08/01/10	7.650%	13,341	13,453	1.13%
Parkwest Crossing	09/01/10	8.100%	4,569	4,584	0.39%
Spalding Village	09/01/10	8.190%	9,443	9,538	0.80%
Charlotte Square	02/01/11	9.190%	3,382	3,402	0.29%
Forest Village	04/01/11	7.270%	4,317	4,333	0.37%
Boca Village	05/01/11	7.200%	7,982	8,011	0.67%
MacLand Pointe	05/01/11	7.250%	5,638	5,659	0.48%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2007
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2007 balance	Dec 31, 2006 balance	Percent of total indebtedness at Mar 31, 2007

Pine Ridge Square	05/01/11	7.020%	$7,063	$7,090	0.60%
Sawgrass Promenade	05/01/11	7.200%	7,982	8,011	0.67%
Presidential Markets	06/01/11	7.650%	26,473	26,561	2.24%
Lake Mary	11/01/11	7.250%	23,638	23,720	2.00%
Lake St. Charles	11/01/11	7.130%	3,729	3,743	0.32%
Belfair Towne Village	12/01/11	7.320%	10,694	10,755	0.90%
Marco Town Center	01/01/12	6.700%	8,188	8,236	0.69%
Riverside Square	03/01/12	9.190%	7,309	7,347	0.62%
Cashmere Corners	11/01/12	5.880%	4,886	4,916	0.41%
Eastwood	11/01/12	5.880%	5,822	5,857	0.49%
Meadows Shopping Center	11/01/12	5.870%	6,118	6,155	0.52%
Sparkleberry Square (2)	11/30/12	6.170%	6,351	6,389	0.54%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.63%
Midpoint Center	07/10/13	5.770%	6,629	6,714	0.56%
Alafaya Village	11/11/13	5.990%	4,075	4,090	0.34%
Summerlin Square	02/01/14	6.750%	2,928	3,010	0.25%
South Point	07/10/14	5.720%	8,153	8,198	0.69%
Bird Ludlum	02/15/15	7.680%	8,143	8,328	0.69%
Treasure Coast Plaza	04/01/15	8.000%	3,836	3,920	0.32%
Shoppes of Silverlakes	07/01/15	7.750%	2,233	2,280	0.19%
Grassland Crossing	12/01/16	7.870%	5,425	5,473	0.46%
Mableton Crossing	08/15/18	6.850%	3,824	3,852	0.32%
Sparkleberry Square (2)	06/30/20	6.750%	7,213	7,297	0.61%
BridgeMill	05/05/21	7.940%	8,983	9,033	0.76%
Westport Plaza	08/24/23	7.490%	4,655	4,681	0.39%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2007
(in thousands)

Debt Instrument	Maturity date		Rate (1)	Mar 31, 2007 balance	Dec 31, 2006 balance	Percent of total indebtedness at Mar 31, 2007

Chastain Square	02/28/24		6.500%	$3,579	$3,608	0.30%
Daniel Village	02/28/24		6.500%	3,912	3,943	0.33%
Douglas Commons	02/28/24		6.500%	4,662	4,699	0.39%
Fairview Oaks	02/28/24		6.500%	4,412	4,447	0.37%
Madison Centre	02/28/24		6.500%	3,579	3,608	0.30%
Paulding Commons	02/28/24		6.500%	6,077	6,126	0.51%
Siegen Village	02/28/24		6.500%	3,954	3,985	0.33%
Wesley Chapel Crossing	02/28/24		6.500%	3,122	3,147	0.26%
Webster Plaza	08/15/24		8.070%	8,143	8,122	0.69%
Buckhead Station	09/01/28		6.880%	27,740	-	2.35%
Total mortgage debt (59 loans outstanding)	5.01		7.230%	416,857	391,647	35.24%
Net interest premium/(discount)	(wtd-avg maturity	)	(wtd-avg interest rate )	12,012	10,463	1.02%
Total mortgage debt (including net interest premium/discount)				$428,869	$402,110	36.26%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2007
(in thousands)

Debt Instrument	Maturity date		Rate (1)	Mar 31, 2007 balance	Dec 31, 2006 balance	Percent of total indebtedness at Mar 31, 2007

Unsecured senior notes payable
3.875% senior notes (3)	04/15/09		3.875%	$200,000	$200,000	16.91%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09		6-month Libor + 0.4375%	(3,585)	(3,813)	(0.30%)
7.84% senior notes	01/23/12		7.840%	25,000	25,000	2.11%
5.375% senior notes	10/15/15		5.375%	120,000	120,000	10.15%
6.00% senior notes	09/15/16		6.000%	125,000	125,000	10.57%
6.25% senior notes	01/15/17		6.250%	125,000	125,000	10.57%

Total unsecured senior notes payable	6.70		5.681%	591,415	591,187	50.00%
Net interest premium/(discount)	(wtd-avg maturity	)	(wtd-avg interest rate )	(172)	(141)	(0.01%)
Total unsecured senior notes payable (including net interest premium/discount)				$591,243	$591,046	49.99%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09		5.627%	162,636	76,500	13.75%
$5MM City National Bank Unsecured	05/11/07		Libor + 1.000%	-	-	0.00%
Total revolving credit facilities				$162,636	$76,500	13.75%

Total debt				1,170,908	1,059,334	99.00%
Net interest premium/(discount)				11,840	10,322	1.00%
Total debt (including net interest premium/discount)				$1,182,748	$1,069,656	100.00%

Senior Unsecured Debt Ratings
Moody's				Baa3 (Positive)	Baa3 (Positive)
S&P				BBB- (Positive)	BBB- (Positive)

(1)	The rate in effect on March 31, 2007
(2)	Sparkleberry Square is encumbered by two separate mortgages
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes does not reflect the effect of the interest rate swap.